EXHIBIT 4
                       Specimen Copy of Share Certificate

[side one]

Number _______________                                    Shares_______________


              Incorporated under the laws of the state of Minnesota

                             SIT MUTUAL FUNDS, INC.
                  Series E Common Shares representing shares of
                     Sit Science and Technology Growth Fund

This Certifies that _______________________ is the owner of ___________________
___________ fully paid and non-assessable Shares of the above Corporation transferable only on the book of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Eugene C. Sit                                         Paul E. Rasmussen
Chairman                                              Vice President & Treasurer

[side two]

These Shares may be redeemed by the record holder in accordance with the Bylaws of the Corporation.

For value received, the undersigned hereby sells, assigns and transfers unto

[Please Print or Type Name and Address of Assignee]
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
Social Security or EIN
_____________________________________________________________________________

represented by the within Certificate, and hereby irrevocable constitutes and appoints

_____________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.



Dated,____________

in presence of______________

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

side one]

Number____________________                              Shares_______________

              Incorporated under the laws of the state of Minnesota

                             SIT MUTUAL FUNDS, INC.
                  Series F Common Shares representing shares of
                            Sit Regional Growth Fund

This Certifies that ________________________________________ is the owner of
_________________________________fully paid and non-assessable Shares of the above Corporation transferable only on the book of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.


Eugene C. Sit                                        Paul E. Rasmussen
Chairman                                             Vice President & Treasurer

[side two]

These Shares may be redeemed by the record holder in accordance with the Bylaws of the Corporation.


For value received, the undersigned hereby sells, assigns and transfers unto [Please Print or Type Name and Address of Assignee]
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
Social Security or EIN
_____________________________________________________________________________

represented by the within Certificate, and hereby irrevocable constitutes and appoints
_____________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated,____________
in presence of__________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.